UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2018

GRANITE CONSTRUCTION INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2018, Granite Construction Incorporated (the “Company”) issued a press release with respect to its earnings for the quarter and nine months ended September 30, 2018, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The press release referred to above contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Specifically, management believes that non-GAAP financial measures such as EBITDA and EBITDA margin are useful in evaluating operating performance and are regularly used by securities analysts, institutional investors and other interested parties, and that such supplemental measures facilitate comparisons between companies that have different capital and financing structures and/or tax rates. We are also providing additional non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Granite Construction Incorporated and adjusted diluted earnings per share to indicate the impact of acquisition, integration and acquired intangible amortization expenses related to the acquisition of Layne Christensen Company and LiquiForce.

Management believes that these additional non-GAAP financial measures facilitate comparisons between securities analysts, institutional investors and other interested parties. However, the reader is cautioned that any non-GAAP financial measures provided by the Company are provided in addition to, and not as alternatives for, the Company's reported results prepared in accordance with GAAP. Items that may have a significant impact on the Company's financial position, results of operations and cash flows must be considered when assessing the Company's actual financial condition and performance regardless of whether these items are included in non-GAAP financial measures. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures provided by the Company may not be comparable to similar measures provided by other companies.

The information set forth herein, including the exhibit is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Description

99.1	Press Release of the Company, dated – October 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Jigisha Desai
Jigisha Desai
Senior Vice President and Chief Financial Officer

Date: October 26, 2018

3